UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2010

SKY HARVEST WINDPOWER CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52410	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 617, 666 Burrard Street, Vancouver, BC, Canada V6C 2X8
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 601-2070

Keewatin Windpower Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release dated July 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY HARVEST WINDPOWER CORP.

signed: “Chris Craddock”
Chris Craddock
President

Date: July 15, 2010